Exhibit 10.1

AMENDMENT NO. 1 TO THE SUPPLY AGREEMENT

THIS AMENDMENT NO. 1 TO THE SUPPLY AGREEMENT (this “Amendment”), dated as of July 21, 2017, amends that certain Supply Agreement (the “Supply Agreement”), effective the 14th day of March, 2016, between Greatbatch Ltd., having an office at 10000 Wehrle Drive, Clarence, New York 14031 (“Greatbatch”) and Nuvectra Corporation (f/k/a QIG Group, LLC), having an office at 5700 Granite Parkway, Suite 960, Plano, Texas, 75024 (“Nuvectra”).

WHEREAS, Greatbatch and Nuvectra wish to amend the Supply Agreement in order to, amongst other things, amend the pricing for certain Products in Appendix B.

NOW, THEREFORE, for good and lawful consideration, the sufficiency of which is hereby acknowledged and agreed, the parties hereto (individually, a “Party”; collectively, the “Parties”) hereby agree as follows:

1.     Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Supply Agreement.

2.     Amendment to Agreement. The Supply Agreement is hereby amended by replacing all references to “QiG Group, LLC” with “Nuvectra Corporation” and “QiG Group” with “Nuvectra”.

3.     Amendment to Article II. Article II of the Supply Agreement is hereby amended by adding the following new Section II.D:

“D.     Annual Minimums. Notwithstanding anything in this Agreement to the contrary, during each calendar year during the Term, Nuvectra shall purchase at least [***] implantable pulse generator Products and at least [***] lead/extension Products, which shall be determined by the aggregate purchases of any and all make/model numbers for implantable pulse generator Products and lead/extension Products, as applicable.”

4.     Amendment to Appendix B. Appendix B of the Supply Agreement is hereby amended by replacing it in its entirety with Annex I attached hereto.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.     Miscellaneous.

(a)     Except as provided herein, all terms and conditions of the Supply Agreement shall remain in full force and effect.

(b)     This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all of the Parties, notwithstanding that all of the Parties are not signatories to the original or the same counterpart.

(c)     This Amendment expresses the entire understanding of the Parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

(d)     This Amendment, and all claims arising in whole or in part out of, related to, based upon, or in connection herewith or the subject matter hereof will be governed by and construed and enforced in accordance with the substantive laws of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first set forth above.

GREATBATCH LTD.

By: __/s/ Antonio Gonzalez________

Name: Antonio Gonzalez

Title: President, CRMN

NUVECTRA CORPORATION

By: __/s/ Scott F. Drees____________

Name: Scott F. Drees

Title: CEO

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex I

APPENDIX B

TO SUPPLY AGREEMENT

Prices

IPG Pricing

IPG Pricing for IPGs delivered prior to July 1, 2018
IPG	2016	2017	2018
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]

IPG Pricing for IPGs delivered on or after July 1, 2018
IPG	2018	2019	2020
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]

The parties hereby acknowledge and agree that they will be negotiating in good faith an amendment to this Agreement to add the Pelvistim product line to this Agreement (the “Pelvistim Amendment”). The parties hereby agree that so long as the specifications of the Pelvistim IPG are materially and substantially similar to the Specifications of the Algovita IPG (with the exception of the firmware), the price for the Pelvistim IPG will be [***] the Algovita IPG pricing set forth above; provided, that in the event that the specifications of the Pelvistim IPG are not materially and substantially similar to the Specifications of the Algovita IPG (with the exception of the firmware), the parties will negotiate in good faith an adjustment to the price of the Pelvistim IPG. For purposes of calculating the annual volumes above, the total quantities of the Algovita IPGs and the Pelvistim IPGs purchased and delivered in the relevant calendar year shall be combined.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Leads/Extensions Pricing

Leads/Extensions Pricing for Leads/Extensions delivered prior to July 1, 2018
Leads	2016	2017	2018
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]

Leads/Extensions Pricing for Leads/Extensions delivered on or after July 1, 2018
Leads	2018	2019	2020
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]

The parties hereby agree that the price for the Pelvistim Leads/Extensions with the specifications set forth in that certain [***] (the “Pelvistim Lead/Extension Specifications”) will [***] the Algovita Leads/Extensions pricing set forth above; provided, that in the event that the Pelvistim Lead/Extension Specifications materially change prior to the execution of the Pelvistim Amendment, the parties will negotiate in good faith an adjustment to the price of the Pelvistim Leads/Extensions. For purposes of calculating the annual volumes above, the total quantities of the Algovita Leads/Extensions and the Pelvistim Leads/Extensions purchased and delivered in the relevant calendar year shall be combined.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Purchased Components Pricing

ALL VOLUMES/ALL YEARS
Cable	$[***]
Tunneling Tool	$[***]

Accessories	Price
Anchor (Box [***]) 5400	$[***]
Trque Wrnch (Box [***]) 5500	$[***]
Port Plug (Box [***]) 5510	$[***]
Needle (St) [***] ea 5300	$[***]
Needle (Lng) [***] ea 5310	$[***]
Passing Elevator 5600	$[***]
Adhesive Anchor 5410	$[***]
Magnet 4900	$[***]
Adhesive Patches 4240	$[***]
Adjustable Belt 4220	$[***]
Prog. Power Cord 4010	$[***]
Trial Stim Pouch 4320	$[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.